Exhibit 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Trovagene, Inc. (the “Company”) on Form 10-Q for the three months ended June 30, 2014 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Antonius Schuh, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)                      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)                      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

August 7, 2014	/s/ ANTONIUS SCHUH
Antonius Schuh
Chief Executive Officer